RECONSTITUTION AGREEMENT

This Reconstitution Agreement (this “Agreement”) dated as of March 1, 2006, is by and between Greenwich Capital Financial Products, Inc. (“GCFP”) and Downey Savings and Loan Association, F.A., as servicer (the “Servicer” or “Downey”) and acknowledged by Wells Fargo Bank, N.A., as master servicer (the “Master Servicer”) and Deutsche Bank National Trust Company as trustee (the “Trustee”).

RECITALS

WHEREAS, GCFP has conveyed certain mortgage loans listed on Exhibit Two hereto (the “Mortgage Loans”) to Greenwich Capital Acceptance, Inc. (“GCA”), which in turn has conveyed the Mortgage Loans to the Trustee pursuant to a pooling and servicing agreement dated as of March 1, 2006 (the “Pooling and Servicing Agreement”), among GCFP, GCA, the Master Servicer, in its capacity as such and as Securities Administrator, and the Trustee, in its capacity as such;

WHEREAS, the Mortgage Loans are currently being serviced by Downey for GCFP pursuant to a Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of December 31, 2005 (the “Purchase Agreement”), between GCFP and Downey, a copy of which is annexed hereto as Exhibit Three;

WHEREAS, GCFP desires that Downey continue to service the Mortgage Loans and Downey has agreed to do so, subject to the rights of GCFP and the Trustee to terminate the rights and obligations of Downey hereunder as set forth herein and to the other conditions set forth herein;

WHEREAS, Section 25 of the Purchase Agreement provides that, subject to certain conditions set forth therein, GCFP may assign the Purchase Agreement to any person to whom any “Mortgage Loan” (as such term is defined in the Purchase Agreement) is transferred pursuant to a sale or financing.  Without limiting the foregoing, Downey has agreed, in Section 12 and Section 32 of the Purchase Agreement, to enter into additional documents, instruments or agreements as may be reasonably necessary in connection with any “Securitization Transaction” (as such term is defined in the Purchase Agreement) contemplated by GCFP pursuant to the Purchase Agreement;

WHEREAS, Downey and GCFP agree that this Agreement shall constitute a “Reconstitution Agreement” (as such term is defined in the Purchase Agreement) in connection with a Securitization Transaction that shall govern the Mortgage Loans for so long as such Mortgage Loans remain subject to the provisions of the Pooling and Servicing Agreement;

WHEREAS, pursuant to this Purchase Agreement, the Master Servicer, and any successor master servicer, shall be obligated, among other things, to supervise the servicing of the Mortgage Loans on behalf of the Trustee and the Trust Fund, and shall have the right to terminate the rights and obligations of Downey under this Purchase Agreement upon the occurrence of an Event of Default (as defined by this Agreement);

NOW, THEREFORE, in consideration of the mutual promises contained herein the parties hereto agree as follows:

Definitions

Capitalized terms used herein and not defined in this Agreement (including Exhibit One hereto) or in the Purchase Agreement shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

Trust Cut-off Date

The parties hereto acknowledge that by operation of Subsection 11.14 of the Servicing Addendum to the Purchase Agreement (as modified by this Agreement), the remittance on April 18, 2006, to be made to the Trust Fund is to include all principal collections due after March  1, 2006 (the “Trust Cut-off Date”), plus interest thereon at the weighted average Mortgage Interest Rate collected during the immediately preceding Due Period, but exclusive of any portion thereof allocable to a period prior to the Trust Cut-off Date, and taking into account the adjustments specified in the first paragraph of Subsection 11.14 of the Servicing Addendum.

Servicing

Downey agrees, with respect to the servicing of the Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed by the Servicer under the provisions of the Purchase Agreement, except as otherwise provided herein and on Exhibit One hereto, as of the Trust Cut-off Date and that the provisions of the Purchase Agreement, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

Servicing Fee

The Servicing Fee for the Mortgage Loans for any Due Period shall be the lesser of (a) the Servicing Fee, as defined in the Purchase Agreement and (b) an amount equal to 0.375% per annum (the “Servicing Fee Rate”) multiplied by the Pool Balance at the beginning of such Due Period.  Such fee shall be payable monthly from the interest portion (including recoveries with respect to interest from Liquidation Proceeds and other proceeds, to the extent permitted by Subsection 11.05 of the Servicing Addendum to the Purchase Agreement) of the related Monthly Payment collected by the Servicer.

Master Servicing; Termination of Servicer

Downey, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to enforce Downey’s obligation to service the Mortgage Loans in accordance with the provisions of this Agreement.  The Master Servicer, acting on behalf of the Trustee and the Trust Fund, shall have the same rights (but not the obligations) as the Purchaser to enforce the obligations of Downey under the Purchase Agreement and unless otherwise specified in Exhibit One to this Agreement, references to the “Initial Purchaser” or the “Purchaser” in the Purchase Agreement shall be deemed to refer to the Master Servicer (including the Trustee and the Trust Fund on whose behalf the Master Servicer is acting); provided, however, that any obligation of the Purchaser to pay or reimburse Downey shall be satisfied solely from funds available for such purposes in the Custodial Account or the Trust Fund pursuant to the Pooling and Servicing Agreement.  The Master Servicer shall be entitled to terminate the rights and obligations of Downey under this Agreement upon the occurrence of an Event of Default under Section 15.01 of the Purchase Agreement (as modified by this Agreement).  Notwithstanding anything herein to the contrary, in no event shall the Master Servicer or the Trustee be required to assume any of the obligations of the Purchaser under the Purchase Agreement and, in connection with the performance of the Master Servicer’s duties hereunder, the parties and other signatories hereto agree that the Master Servicer shall be entitled to all the rights, protections and limitations of liability afforded to the Master Servicer under the Pooling and Servicing Agreement.

Warranties

GCFP and Downey mutually warrant and represent that, with respect to the Mortgage Loans, the Purchase Agreement is in full force and effect as of the Trust Cut-off Date and has not been amended or modified in any way with respect to the Mortgage Loans and no notice of termination has been given thereunder.

Representations

Pursuant to Section 12 of the Purchase Agreement, Downey hereby represents and warrants, for the benefit of GCFP, GCA, the Trustee and the Trust Fund (including the Trustee and the Master Servicer acting on the Trust Fund’s behalf), that (i) the representations and warranties set forth in Section 7.01 and Section 7.02 of the Purchase Agreement are true and correct as of March 30, 2006 (the “Reconstitution Date”) as if such representations and warranties were made on such date.

Downey hereby acknowledges and agrees that the remedies available to GCFP, GCA and the Trust Fund (including the Trustee and the Master Servicer acting on the Trust Fund’s behalf) in connection with any breach of the representations and warranties made by Downey set forth above that materially and adversely affects the value of that Mortgage Loan and the interests of the Certificateholders or the Certificate Insurer in such Mortgage Loan shall be as set forth in Section 7.03 of the Purchase Agreement as if they were set forth herein (including without limitation the repurchase and indemnity obligations set forth therein). Notwithstanding anything to the contrary contained herein or in the Purchase Agreement, it is understood by the parties hereto that a breach of the representations and warranties set forth in Subsections Subsections 7.02(viii), (xliv), (xlvii), (lv), (lvii), (lviii), (lix), (lx), (lxii), (lxiii), (lxiv) or (lxxxiii) will be deemed to materially and adversely affect the value of the related Mortgage Loan or the interest of the Purchaser therein.   Such enforcement of a right or remedy by the Trustee shall have the same force and effect as if the right or remedy had been enforced or exercised by GCFP directly.

Assignment

Downey hereby acknowledges that the rights of GCFP under the Purchase Agreement as amended by this Agreement will be assigned to GCA under a Mortgage Loan Purchase Agreement and by GCA to the Trust Fund under the Pooling and Servicing Agreement.  In addition, the Trust Fund will make a REMIC election.  Downey hereby consents to such assignment and assumption and acknowledges the Trust Fund’s REMIC election.

Notices

1.

All written information required to be delivered to the Master Servicer hereunder shall be delivered to the Master Servicer at the following address:

Wells Fargo Bank, N.A.

P.O. Box 98

Columbia, Maryland 21046

Attention:  Corporate Trust Group, DSLA 2006-AR1

(or in the case of overnight deliveries,

9062 Old Annapolis Road

Columbia, Maryland 21045)

Telephone:  (410) 884-2000

Facsimile:   (410) 715-2380

2.

All remittances required to be made to the Master Servicer under this Agreement shall be on a scheduled/scheduled basis and made to the following wire account:

Wells Fargo Bank, N.A.

ABA#:  121 000 248

Account Name:  SAS CLEARING

Account Number:  3970771416

For further credit to:  DSLA 2006-AR1, Account #50905700

3.

All written information required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

Deutsche Bank National Trust Company

1761 East St. Andrew Place

Santa Ana, California 92705

Attention: Trust Administration – GC06D1

Telephone:  (714) 247-6000

Facsimile:   (714) 247-6470

4.

All written information required to be delivered to GCFP under the Purchase Agreement and under this Agreement shall be delivered to GCFP at the following address:

Greenwich Capital Financial Products, Inc.

600 Steamboat Road

Greenwich, Connecticut 06830

Attention: Legal Department (DSLA 2006-AR1)

Telephone:  (203) 625-6072

Facsimile:   (203) 618-2163

Governing Law

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Counterparts

This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

Reconstitution

Downey and GCFP agree that this Agreement is a Reconstitution Agreement executed in connection with a Securitization Transaction and that the date hereof is the Reconstitution Date.

Intended Third Party Beneficiaries

Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Trustee, the Master Servicer and the Certificate Insurer receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions.  Downey shall have the same obligations to the Trustee, the Master Servicer and the Certificate Insurer as if the Trustee, the Master Servicer and the Certificate Insurer were each a party to this Agreement, and the Trustee, the Master Servicer and the Certificate Insurer shall have the same rights and remedies to enforce the provisions of this Agreement as if each were a party to this Agreement.  Notwithstanding the foregoing, all rights and obligations of the Trustee hereunder (other than the right to indemnification) shall terminate upon termination of the Trust Fund pursuant to the Pooling and Servicing Agreement.

Executed as of the day and year first above written.

GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

By:  /s/ Shakti Radhakishun

Name:  Shakti Radhakishun

Title:  Senior Vice President

DOWNEY SAVINGS AND LOAN ASSOCIATION, F.A.,

as Servicer

By:  /s/ C.J. Piscitelli

Name:  C.J. Piscitelli

Title:  Executive Vice President

Acknowledged By

WELLS FARGO BANK, N.A.,

as Master Servicer

By: /s/ Stacey Taylor

Name:  Stacey Taylor

Title:   Vice President

DEUTSCHE BANK NATIONAL TRUST COMPANY,

not in its individual capacity, but solely as Trustee

under the Pooling and Servicing Agreement

By:  /s/ Karlene Benvenuto

Name:  Karlene Benvenuto

Title:  Authorized Signor

EXHIBIT ONE

Modifications to the Purchase Agreement with respect to the Mortgage Loans only:

The following new definitions are added to Section 1 in the appropriate alphabetical order to read as follows:

1.

The definition of “Business Day” in Section 1 is hereby amended in its entirety to read as follows:

Business Day:  Any day other than a Saturday or Sunday, or a day on which banks and savings and loan institutions in the State of Maryland, the State of Connecticut, the State of Illinois, the State of Colorado, the State of Minnesota, the State of Iowa, the State of California or the State of New York are authorized or obligated by law or executive order to be closed.

2.

The definition of “Distribution Date” is hereby amended in its entirety to read as follows:

Distribution Date:  The 18th calendar day of any month or, if such 18th day is not a Business Day, the Business Day immediately preceding such 18th day.

3.

The definition of "Eligible Account" in Section 1 is hereby amended in its entirety to read as follows:

Eligible Account:  Any of

(i)

an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated in the highest short term rating category of the Rating Agency at the time any amounts are held on deposit therein;

(ii)

a trust account or accounts maintained with the trust department of a federal or state chartered depository institution, national banking association or trust company acting in its fiduciary capacity,

(iii)

an account otherwise acceptable to the Rating Agency without reduction or withdrawal of its then current ratings of the Certificates (without regards to the Certificate Insurance Policy) as evidenced by a letter from the Rating Agency to the Trustee.

Eligible Accounts may bear interest, and any account with the depository institution acting as Trustee hereunder may be an Eligible Account so long as it otherwise satisfies the requirements of this definition.

4.

The definition of “Mortgage Interest Rate” in Section 1 is hereby amended by adding the phrase “net of any Relief Act Reduction” to the end of such definition.

5.

The definition of “Opinion of Counsel” in Section 1 is hereby amended in its entirety to read as follows:

Opinion of Counsel:  A written opinion of counsel, who may be an employee of Downey, that is reasonably acceptable to the Master Servicer provided that any Opinion of Counsel relating to (a) qualification of the Mortgage Loans in a REMIC or (b) compliance with the REMIC Provisions, must be an opinion of counsel reasonably acceptable to the Master Servicer and GCFP, who (i) is in fact independent of Downey, (ii) does not have any material direct or indirect financial interest in Downey or in any affiliate of Downey and (iii) is not connected with Downey as an officer, employee, director or person performing similar functions.

6.

A new definition of “Permitted Investments” is hereby added to Section 1 immediately following the definition of “Periodic Rate Cap” to read as follows:

Permitted Investments:  Any one or more of the following obligations or securities acquired at a purchase price of not greater than par:

(i)

direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

(ii)

(A) demand and time deposits in, certificates of deposit of, bankers’ acceptances issued by or federal funds sold by any depository institution or trust company (including the Trustee, the Master Servicer or their agents acting in their respective commercial capacities) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state authorities, so long as, at the time of such investment or contractual commitment providing for such investment, such depository institution or trust company or its ultimate parent has a short-term uninsured debt rating in one of the two highest available rating categories of S&P and the highest available rating category of Moody’s and (B) any other demand or time deposit or deposit which is fully insured by the FDIC and are rated Prime-1 by Moody’s;

(iii)

repurchase obligations with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as principal) rated by S&P and Moody’s, respectively, in the two highest applicable rating categories;

(iv)

securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America, the District of Columbia or any State thereof and that are rated by the Rating Agency in its highest long-term unsecured rating categories at the time of such investment or contractual commitment providing for such investment;

(v)

commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations) that is rated by the Rating Agency in its highest short-term unsecured debt rating available at the time of such investment;

(vi)

units of money market funds (which may be 12b-1 funds, as contemplated by the Commission under the Investment Company Act of 1940) registered under the Investment Company Act of 1940 including funds managed or advised by the Trustee, the Master Servicer or an Affiliate thereof having the highest applicable rating from the Rating Agency; and

(vii)

if previously confirmed in writing to the Trustee, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to the Rating Agency in writing as a permitted investment of funds backing securities having ratings equivalent to its highest initial ratings of the Senior Certificates;

provided, however, that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations.

7.

A new definition of “Rating Agency” is hereby added to Section 1 immediately following the definition of “Rate/Term Refinancing” to read as follows:

Rating Agency:  Any nationally recognized statistical rating agency rating the securities issued in a mortgage securitization as a result of a Securitization Transaction.

8.

A new definition of “Relief Act Reduction” is hereby added to Section 1 immediately following the definition of “Refinanced Mortgage Loan” to read as follows:

Relief Act Reduction:  With respect to any Mortgage Loan as to which there has been a reduction in the amount of the interest collectible thereon as a result of the application of the Servicemembers Civil Relief Act, or any similar state law, any amount by which interest collectible on such Mortgage Loan for the Due Date in the related Due Period is less than the interest accrued thereon for the applicable one-month period at the Mortgage Interest Rate without giving effect to such reduction.

9.

[Reserved.]

10.

A new definition of “Remittance Date” is added in Section 1 immediately after the definition of “REMIC Provisions” to read as follows:

Remittance Date:  The 18th calendar day of any month or, if such 18th day is not a Business Day, the Business Day immediately preceding such 18th day.

11.

A new definition of “Sarbanes Certifying Parties” is added to Section 1 immediately before the definition of “Securities Act” to read as follows:

Sarbanes Certifying Parties:  The Depositor and the Master Servicer.

12.

Subsection 7.03 (Remedies for Breach of Representations and Warranties) is hereby amended as follows:

(i)

by adding the words “(from its own funds)” to the first sentence of the sixth paragraph after the word “indemnify;”

(ii)

by replacing the words “the Initial Purchaser and any subsequent Purchaser and hold them” at the beginning of the second line of the sixth paragraph with “GCFP, the Depositor, the Trustee, the Master Servicer and the Trust Fund and hold each of them;”

(iii)

by replacing each of the references to “the Initial Purchaser and any subsequent Purchaser” in the last sentence of the sixth paragraph with “GCFP, the Depositor, the Trustee, the Master Servicer and the Trust Fund;” and

(iv)

by replacing each of the references to “the Purchaser” in the seventh paragraph of Section 7.03 with “GCFP, the Depositor, the Master Servicer or the Trustee.”

13.

Subsection 11.01 of the Servicing Addendum (Seller to Act as Interim Servicer) is hereby amended as follows:

(i)

by adding the following proviso at the end of the first paragraph to read as follows:

provided, however, that the Seller shall not knowingly or intentionally take any action, or fail to take (or fail to cause to be taken) any action reasonably within its control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, would cause any REMIC created under the Pooling and Servicing Agreement to fail to qualify as a REMIC or result in the imposition of a tax upon the Trust (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) unless the Seller has received an Opinion of Counsel (but not at the expense of the Seller) to the effect that the contemplated action will not cause any REMIC created under the Pooling and Servicing Agreement to fail to qualify as a REMIC or result in the imposition of a tax upon any such REMIC created thereunder.

(ii)

by adding the following additional proviso at the end of the first sentence of the second paragraph to read as follows:

; provided, further, no such modification shall be permitted unless the Seller shall have provided to the Master Servicer an Opinion of Counsel in writing to the effect that such modification, waiver or amendment would not cause an Adverse REMIC Event (as defined in the Pooling and Servicing Agreement).  The costs of obtaining such Opinion of Counsel shall be a reimbursable expense to the Seller to be withdrawn from the Custodial Account pursuant to Subsection 11.05 of the Servicing Addendum.  Promptly after the execution of any modification of any Mortgage Loan, the Seller shall deliver to the Master Servicer the originals of any documents evidencing such modification.

14.

Subsection 11.04 of the Servicing Addendum (Establishment of Custodial Accounts; Deposits in Custodial Accounts) is hereby amended as follows:

(i)

by adding the words “, entitled ‘in trust for the Holders of DSLA Mortgage Loan Trust 2006-AR1 DSLA Mortgage Loan Pass-Through Certificates, Series 2006-AR1’ ” at the end of the first sentence of the first paragraph;

(ii)

by deleting clause (xi) and replacing it in its entirety with the following:

“(xi)  with respect to each Principal Prepayment, an amount (to be paid by the Seller out of its own funds without reimbursement therefor from the Purchaser up to the lesser of (i) the Servicing Fee and (ii) the amount of the excess, if any, of (a) the product of (x) the outstanding principal balance of the each Mortgage Loan and (y) 0.125% per annum over (b) the amount of any Compensating Interest Payments (as defined in the Pooling and Servicing Agreement) paid from the Excess Servicing Fee (as defined in the Pooling and Servicing Agreement) otherwise allocable to the Class ES Certificates pursuant to the Pooling and Servicing Agreement) which, when added to all amounts allocable to interest received in connection with such Principal Prepayment, equals one month’s interest on the amount of principal so prepaid at the Mortgage Interest Rate.”

(iii)

by adding the following paragraph before the final paragraph of Subsection 11.04:

“Funds on deposit in the Custodial Account shall either (i) remain uninvested or (ii) be invested in Permitted Investments, which Permitted Investments shall mature or be subject to redemption or withdrawal on or prior to the next occurring Remittance Date.  If such funds are deposited in Permitted Investments, any and all investment earnings from any such Permitted Investments shall be for the benefit of the Seller and the risk of loss of moneys required to be remitted to the Master Servicer for deposit in the Distribution Account resulting from such investments shall be borne by and be the risk of the Seller.”

15.

Subsection 11.05 of the Servicing Addendum (Permitted Withdrawals From the Custodial Account) is hereby amended by adding a new subclause (x) to read as follows:

(x)  to reimburse itself for unreimbursed Servicing Advances to the extent that such amounts are nonrecoverable by the Servicer pursuant to subclause (ii) above;

16.

Subsection 11.06 of the Servicing Addendum (Establishment of Escrow Accounts; Deposits in Escrow Accounts) is hereby amended by adding the words “, entitled ‘in trust for the Holders of DSLA Mortgage Loan Trust 2006-AR1 DSLA Mortgage Loan Pass-Through Certificates, Series 2006-AR1 and various mortgagors’ ” at the end of the first sentence of the first paragraph.

17.

Subsection 11.14 of the Servicing Addendum (Distributions) is hereby amended by deleting the words “the second Business Day following” in the first sentence and by deleting the word “second” in the second sentence of the third paragraph.

18.

Subsection 11.15 of the Servicing Addendum (Remittance Reports) is hereby amended in its entirety to read as follows:

Subsection 11.15

Statements to Master Servicer.

Not later than the tenth calendar day of each month (or if such calendar day is not a Business Day, the immediately succeeding Business Day), the Seller shall furnish to the Master Servicer, including but not limited to (i) a monthly remittance advice in written or electronic format (or in such other format mutually agreed to between the Seller and the Master Servicer) relating to the period ending on the last day of the preceding calendar month in the form of Exhibit Four (excluding the borrower’s name) or in such form mutually agreed to in writing between the Seller and the Master Servicer and (ii) all such information required pursuant to clause (i) above on a magnetic tape or other similar media reasonably acceptable to the Master Servicer.  In addition, no later than the close of business New York time on the fifth Business Day prior to such Distribution Date, the Seller shall deliver or cause to be delivered to the Master Servicer in addition to the information provided in Exhibit Four (excluding the borrower’s name), such other loan-level information reasonably available to it with respect to the Mortgage Loans as the Master Servicer may reasonably require to perform the calculations necessary to make the distributions contemplated by Section 5.01 of the Pooling and Servicing Agreement.

19.

Subsection 11.23 of the Servicing Addendum (Statement as to Compliance) is hereby amended as follows:

(i)

by replacing the references to “Purchaser” with “Sarbanes Certifying Parties”, and

(ii)

by replacing “not later than 75 days following the end of each fiscal year of the Seller” with “on or before February 28 of each year thereafter, beginning with February 28, 2006”.

20.

Subsection 11.24 of the Servicing Addendum (Independent Public Accountants’ Servicing Report) is hereby amended as follows:

(i)

by replacing the references to “Purchaser” with “Sarbanes Certifying Parties”

(ii)

by replacing “Not later than 75 days following the end of each fiscal year of the Seller, the Seller at its expense shall cause a firm of independent public accountants (which may also render other services to the Seller) which is a member of the American Institute of Certified Public Accountants to furnish” with “The Seller at its expense shall cause a firm of independent public accountants (which may also render other services to the Seller) which is a member of the American Institute of Certified Public Accountants to furnish, on or before March 30 of each year thereafter, beginning with March 30, 2006,”.

21.

Subsection 11.33 of the Servicing Addendum (Monthly Advances by the Seller) is hereby amended by replacing the words “net of the Servicing Fee” in the first paragraph thereof with the words “net of an amount equal to 0.375% per annum multiplied by the principal balance of the related Mortgage Loan at the beginning of the related Due Period”.

22.

Subsection 13.02 (Information to Be Provided by the Seller) is hereby amended as follows:

(i)

by adding the words “, any Master Servicer “after the word “Purchaser” in subclause (ii) of clause (v).

(ii)

by adding the following new paragraph as clause (viii):

The Company shall provide to the Purchaser, any Master Servicer and any Depositor, evidence of the authorization of the person signing any certification or statement, copies or other evidence of Fidelity Bond Insurance and Errors and Omission Insurance policy, and audited financial information related to the Company or any Subservicer as may be reasonably requested by the Purchaser, any Master Servicer or any Depositor.

23.

Subsection 13.05 (Report on Assessment of Compliance and Attestation) is hereby amended as follows:

(i)

by adding the words “and cause each Subservicer and Subcontractor, described in clause (3) to provide,” after the word “deliver” in the second line of paragraph (4) of clause (i).

(ii)

by adding the words “Master Servicer, any” after the word “any” in the third line of paragraph (4) of clause (i).

(iii)

by adding the words “signed by the appropriate officer of the Company” at the end of the seventh line of paragraph (4) of clause (i).

24.

Subsection 13.07 (Indemnification; Remedies) is hereby amended as follows:

(i)

by adding the following words in the fourth line from the end of clause (b)(i) after the word “Seller”:

(and if the Company is servicing any of the Mortgage Loans in a Securitization Transaction, appoint a successor servicer reasonably acceptable to any Master Servicer for such Securitization Transaction)

25.

Subsection 14.01 (Additional Indemnification by the Seller) is hereby amended:

(i)

 by replacing the reference to “the Initial Purchaser and any subsequent Purchaser” with “the Trust Fund, the Trustee, the Master Servicer, the Depositor and each successor in interest.”

(ii)

by replacing the word “them” with “the Trust Fund, the Trustee, the Master Servicer and the Depositor.”

26.

Subsection 15.01 (Events of Default) is hereby amended as follows:

(i)

by adding the words “subject to clause (x) of this Subsection 15.01,” at the beginning of clause (ii); and

(ii)

by adding the words “within the applicable cure period” after the word “remedied” in the second line after clause (x).

27.

Section 17 (Successor to the Seller) is hereby amended as follows:

(i)

by replacing the words “Prior to” with “Upon” at the beginning of the first sentence of the first paragraph;

(ii)

by replacing the reference to “Sections 12, 15 or 16” with “Sections 15 or 16” in the second line of the first paragraph;

(iii)

by adding the following new sentence immediately after the first sentence of the first paragraph to read as follows:

Any successor to the Servicer shall be a FHLMC- or FNMA-approved servicer and shall be subject to the approval of each Rating Agency, as evidenced by a letter from each such Rating Agency delivered to the Master Servicer that the transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates.

(iv)

by adding the following proviso at the end of the third sentence of the first paragraph immediately before the period to read as follows:

; provided, however, that no such compensation shall be in excess of that permitted the Servicer under this Agreement.

(v)

by adding the following new paragraph as the fourth paragraph to read as follows:

Except as otherwise provided in this Section 17, all reasonable costs and expenses incurred in connection with any transfer of servicing hereunder (as a result of termination for cause under Section 15.01 or resignation of the Servicer), including, without limitation, the costs and expenses of the Master Servicer or any other Person in appointing a successor servicer, or of the Master Servicer in assuming the responsibilities of the Servicer hereunder, or of transferring the Servicing Files and the other necessary data, including the completion, correction or manipulation of such servicing data as may be required to correct any errors or insufficiencies in the servicing data, to the successor servicer shall be paid by the terminated or resigning Servicer from its own funds without reimbursement.

28.

Section 25 (Successors and Assigns) is hereby amended as follows:

(i)

by replacing the last sentence with “This Agreement shall not be assigned, pledged or hypothecated by the Seller to a third party (i) without the prior written consent of GCFP and the Master Servicer, which consent shall not be unreasonably withheld, and (ii) without prior written notice to each Rating Agency” at the end of the paragraph.

29.

A new Section 34 (Amendment) is hereby added to the Purchase Agreement to read as follows:

This Agreement may be amended only by written agreement signed by the Seller, GCFP and the Master Servicer. The party requesting such amendment shall, at its own expense, provide the Master Servicer and XL Capital Assurance, Inc. with an Opinion of Counsel that (i) such amendment is permitted under the terms of this Agreement, (ii) the Seller has complied with all applicable requirements of this Agreement, and (iii) such Amendment will not materially adversely affect the interest of the Certificateholders in the Mortgage Loans (without taking into account the benefits under the certificate guaranty insurance policy).

30.

A new Exhibit 14 and a new Exhibit 15 attached hereto as Exhibit Five to this Agreement are hereby added to the Purchase Agreement.

EXHIBIT TWO

List of Mortgage Loans

EXHIBIT THREE

Purchase Agreement

EXHIBIT FOUR-A

Standard File Layout – Scheduled/Scheduled

Column Name	Description	Decimal	Format Comment	Max Size
SER_INVESTOR_NBR	A value assigned by the Servicer to define a group of loans.		Text up to 10 digits	20
LOAN_NBR	A unique identifier assigned to each loan by the investor.		Text up to 10 digits	10
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR.		Text up to 10 digits	10
BORROWER_NAME	The borrower name as received in the file. It is not separated by first and last name.		Maximum length of 30 (Last, First)	30
SCHED_PAY_AMT	Scheduled monthly principal and scheduled interest payment that a borrower is expected to pay, P&I constant.	2	No commas(,) or dollar signs ($)	11
NOTE_INT_RATE	The loan interest rate as reported by the Servicer.	4	Max length of 6	6
NET_INT_RATE	The loan gross interest rate less the service fee rate as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_RATE	The servicer's fee rate for a loan as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_AMT	The servicer's fee amount for a loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_PAY_AMT	The new loan payment amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_LOAN_RATE	The new loan rate as reported by the Servicer.	4	Max length of 6	6
ARM_INDEX_RATE	The index the Servicer is using to calculate a forecasted rate.	4	Max length of 6	6
ACTL_BEG_PRIN_BAL	The borrower's actual principal balance at the beginning of the processing cycle.	2	No commas(,) or dollar signs ($)	11
ACTL_END_PRIN_BAL	The borrower's actual principal balance at the end of the processing cycle.	2	No commas(,) or dollar signs ($)	11
BORR_NEXT_PAY_DUE_DATE	The date at the end of processing cycle that the borrower's next payment is due to the Servicer, as reported by Servicer.		MM/DD/YYYY	10
SERV_CURT_AMT_1	The first curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_1	The curtailment date associated with the first curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_ AMT_1	The curtailment interest on the first curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_AMT_2	The second curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_2	The curtailment date associated with the second curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_ AMT_2	The curtailment interest on the second curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_AMT_3	The third curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_3	The curtailment date associated with the third curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_AMT_3	The curtailment interest on the third curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
PIF_AMT	The loan "paid in full" amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PIF_DATE	The paid in full date as reported by the Servicer.		MM/DD/YYYY	10
			Action Code Key: 15=Bankruptcy, 30=Foreclosure, , 60=PIF, 63=Substitution, 65=Repurchase,70=REO	2
ACTION_CODE	The standard FNMA numeric code used to indicate the default/delinquent status of a particular loan.
INT_ADJ_AMT	The amount of the interest adjustment as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
SOLDIER_SAILOR_ADJ_AMT	The Soldier and Sailor Adjustment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
NON_ADV_LOAN_AMT	The Non Recoverable Loan Amount, if applicable.	2	No commas(,) or dollar signs ($)	11
LOAN_LOSS_AMT	The amount the Servicer is passing as a loss, if applicable.	2	No commas(,) or dollar signs ($)	11
SCHED_BEG_PRIN_BAL	The scheduled outstanding principal amount due at the beginning of the cycle date to be passed through to investors.	2	No commas(,) or dollar signs ($)	11
SCHED_END_PRIN_BAL	The scheduled principal balance due to investors at the end of a processing cycle.	2	No commas(,) or dollar signs ($)	11
SCHED_PRIN_AMT	The scheduled principal amount as reported by the Servicer for the current cycle -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
SCHED_NET_INT	The scheduled gross interest amount less the service fee amount for the current cycle as reported by the Servicer -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_PRIN_AMT	The actual principal amount collected by the Servicer for the current reporting cycle -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_NET_INT	The actual gross interest amount less the service fee amount for the current reporting cycle as reported by the Servicer -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ AMT	The penalty amount received when a borrower prepays on his loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ WAIVED	The prepayment penalty amount for the loan waived by the servicer.	2	No commas(,) or dollar signs ($)	11

MOD_DATE	The Effective Payment Date of the Modification for the loan.		MM/DD/YYYY	10
MOD_TYPE	The Modification Type.		Varchar - value can be alpha or numeric	30
DELINQ_P&I_ADVANCE_AMT	The current outstanding principal and interest advances made by Servicer.	2	No commas(,) or dollar signs ($)	11

EXHIBIT FOUR-B

Standard File Layout – Delinquency Reporting

Column/Header Name	Description	Decimal	Format Comment
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR
LOAN_NBR	A unique identifier assigned to each loan by the originator.
CLIENT_NBR	Servicer Client Number
SERV_INVESTOR_NBR	Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
BORROWER_FIRST_NAME	First Name of the Borrower.
BORROWER_LAST_NAME	Last name of the borrower.
PROP_ADDRESS	Street Name and Number of Property
PROP_STATE	The state where the property located.
PROP_ZIP	Zip code where the property is located.
BORR_NEXT_PAY_DUE_DATE	The date that the borrower's next payment is due to the servicer at the end of processing cycle, as reported by Servicer.		MM/DD/YYYY
LOAN_TYPE	Loan Type (i.e. FHA, VA, Conv)
BANKRUPTCY_FILED_DATE	The date a particular bankruptcy claim was filed.		MM/DD/YYYY
BANKRUPTCY_CHAPTER_CODE	The chapter under which the bankruptcy was filed.
BANKRUPTCY_CASE_NBR	The case number assigned by the court to the bankruptcy filing.
POST_PETITION_DUE_DATE	The payment due date once the bankruptcy has been approved by the courts		MM/DD/YYYY
BANKRUPTCY_DCHRG_DISM_DATE	The Date The Loan Is Removed From Bankruptcy. Either by Dismissal, Discharged and/or a Motion For Relief Was Granted.		MM/DD/YYYY
LOSS_MIT_APPR_DATE	The Date The Loss Mitigation Was Approved By The Servicer		MM/DD/YYYY
LOSS_MIT_TYPE	The Type Of Loss Mitigation Approved For A Loan Such As;
LOSS_MIT_EST_COMP_DATE	The Date The Loss Mitigation /Plan Is Scheduled To End/Close		MM/DD/YYYY
LOSS_MIT_ACT_COMP_DATE	The Date The Loss Mitigation Is Actually Completed		MM/DD/YYYY
FRCLSR_APPROVED_DATE	The date DA Admin sends a letter to the servicer with instructions to begin foreclosure proceedings.		MM/DD/YYYY
ATTORNEY_REFERRAL_DATE	Date File Was Referred To Attorney to Pursue Foreclosure		MM/DD/YYYY
FIRST_LEGAL_DATE	Notice of 1st legal filed by an Attorney in a Foreclosure Action		MM/DD/YYYY
FRCLSR_SALE_EXPECTED_DATE	The date by which a foreclosure sale is expected to occur.		MM/DD/YYYY
FRCLSR_SALE_DATE	The actual date of the foreclosure sale.		MM/DD/YYYY
FRCLSR_SALE_AMT	The amount a property sold for at the foreclosure sale.	2	No commas(,) or dollar signs ($)
EVICTION_START_DATE	The date the servicer initiates eviction of the borrower.		MM/DD/YYYY
EVICTION_COMPLETED_DATE	The date the court revokes legal possession of the property from the borrower.		MM/DD/YYYY
LIST_PRICE	The price at which an REO property is marketed.	2	No commas(,) or dollar signs ($)
LIST_DATE	The date an REO property is listed at a particular price.		MM/DD/YYYY
OFFER_AMT	The dollar value of an offer for an REO property.	2	No commas(,) or dollar signs ($)
OFFER_DATE_TIME	The date an offer is received by DA Admin or by the Servicer.		MM/DD/YYYY
REO_CLOSING_DATE	The date the REO sale of the property is scheduled to close.		MM/DD/YYYY
REO_ACTUAL_CLOSING_DATE	Actual Date Of REO Sale		MM/DD/YYYY
OCCUPANT_CODE	Classification of how the property is occupied.
PROP_CONDITION_CODE	A code that indicates the condition of the property.
PROP_INSPECTION_DATE	The date a property inspection is performed.		MM/DD/YYYY
APPRAISAL_DATE	The date the appraisal was done.		MM/DD/YYYY
CURR_PROP_VAL	The current "as is" value of the property based on brokers price opinion or appraisal.	2
REPAIRED_PROP_VAL	The amount the property would be worth if repairs are completed pursuant to a broker's price opinion or appraisal.	2
If applicable:
DELINQ_STATUS_CODE	FNMA Code Describing Status of Loan
DELINQ_REASON_CODE	The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.
MI_CLAIM_FILED_DATE	Date Mortgage Insurance Claim Was Filed With Mortgage Insurance Company.		MM/DD/YYYY
MI_CLAIM_AMT	Amount of Mortgage Insurance Claim Filed		No commas(,) or dollar signs ($)
MI_CLAIM_PAID_DATE	Date Mortgage Insurance Company Disbursed Claim Payment		MM/DD/YYYY
MI_CLAIM_AMT_PAID	Amount Mortgage Insurance Company Paid On Claim	2	No commas(,) or dollar signs ($)
POOL_CLAIM_FILED_DATE	Date Claim Was Filed With Pool Insurance Company		MM/DD/YYYY
POOL_CLAIM_AMT	Amount of Claim Filed With Pool Insurance Company	2	No commas(,) or dollar signs ($)
POOL_CLAIM_PAID_DATE	Date Claim Was Settled and The Check Was Issued By The Pool Insurer		MM/DD/YYYY
POOL_CLAIM_AMT_PAID	Amount Paid On Claim By Pool Insurance Company	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_FILED_DATE	Date FHA Part A Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_A_CLAIM_AMT	Amount of FHA Part A Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_PAID_DATE	Date HUD Disbursed Part A Claim Payment		MM/DD/YYYY
FHA_PART_A_CLAIM_PAID_AMT	Amount HUD Paid on Part A Claim	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_FILED_DATE	Date FHA Part B Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_B_CLAIM_AMT	Amount of FHA Part B Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_PAID_DATE	Date HUD Disbursed Part B Claim Payment		MM/DD/YYYY
FHA_PART_B_CLAIM_PAID_AMT	Amount HUD Paid on Part B Claim	2	No commas(,) or dollar signs ($)
VA_CLAIM_FILED_DATE	Date VA Claim Was Filed With the Veterans Admin		MM/DD/YYYY
VA_CLAIM_PAID_DATE	Date Veterans Admin. Disbursed VA Claim Payment		MM/DD/YYYY
VA_CLAIM_PAID_AMT	Amount Veterans Admin. Paid on VA Claim	2	No commas(,) or dollar signs ($)

EXHIBIT FOUR-C

Standard File Codes – Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

·

ASUM-Approved Assumption

·

BAP-Borrower Assistance Program

·

CO-Charge Off

·

DIL-Deed-in-Lieu

·

FFA-Formal Forbearance Agreement

·

MOD-Loan Modification

·

PRE-Pre-Sale

·

SS-Short Sale

·

MISC-Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards.  If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

·

Mortgagor

·

Tenant

·

Unknown

·

Vacant

The Property Condition field should show the last reported condition of the property as follows:

·

Damaged

·

Excellent

·

Fair

·

Gone

·

Good

·

Poor

·

Special Hazard

·

Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

Delinquency Code	Delinquency Description
001	FNMA-Death of principal mortgagor
002	FNMA-Illness of principal mortgagor
003	FNMA-Illness of mortgagor’s family member
004	FNMA-Death of mortgagor’s family member
005	FNMA-Marital difficulties
006	FNMA-Curtailment of income
007	FNMA-Excessive Obligation
008	FNMA-Abandonment of property
009	FNMA-Distant employee transfer
011	FNMA-Property problem
012	FNMA-Inability to sell property
013	FNMA-Inability to rent property
014	FNMA-Military Service
015	FNMA-Other
016	FNMA-Unemployment
017	FNMA-Business failure
019	FNMA-Casualty loss
022	FNMA-Energy environment costs
023	FNMA-Servicing problems
026	FNMA-Payment adjustment
027	FNMA-Payment dispute
029	FNMA-Transfer of ownership pending
030	FNMA-Fraud
031	FNMA-Unable to contact borrower
INC	FNMA-Incarceration

The FNMA Delinquent Status Code field should show the Status of Default as follows:

Status Code	Status Description
09	Forbearance
17	Pre-foreclosure Sale Closing Plan Accepted
24	Government Seizure
26	Refinance
27	Assumption
28	Modification
29	Charge-Off
30	Third Party Sale
31	Probate
32	Military Indulgence
43	Foreclosure Started
44	Deed-in-Lieu Started
49	Assignment Completed
61	Second Lien Considerations
62	Veteran’s Affairs-No Bid
63	Veteran’s Affairs-Refund
64	Veteran’s Affairs-Buydown
65	Chapter 7 Bankruptcy
66	Chapter 11 Bankruptcy
67	Chapter 13 Bankruptcy

EXHIBIT FOUR-D

Calculation of Realized Loss/Gain

(i)  The numbers on the form correspond with the numbers listed below.

Liquidation and Acquisition Expenses:

1.

The Actual Unpaid Principal Balance of the Mortgage Loan.  For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2.

The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3.

Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12.

Complete as applicable.  All line entries must be supported by copies of appropriate statements, vouchers, receipts, bills, canceled checks, etc., to document the expense.  Entries not properly documented will not be reimbursed to the Servicer.

13.

The total of lines 1 through 12.

(ii)  Credits:

14-21.

Complete as applicable.  All line entries must be supported by copies of the appropriate claims forms, EOBs, HUD-1 and/or other proceeds verification, statements, payment checks, etc. to document the credit.  If the Mortgage Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 20.

22.

The total of lines 14 through 21.

Please note: For HUD/VA loans, use line (15) for Part A/Initial proceeds and line (16) for Part B/Supplemental proceeds.

(iii)  Total Realized Loss (or Amount of Any Gain)

23.

The total derived from subtracting line 22 from 13.  If the amount represents a realized gain, show the amount in parenthesis (   ).

WELLS FARGO BANK, N.A.

CALCULATION OF REALIZED LOSS/GAIN

Prepared by:  __________________

         Date:  _______________

Phone:  ______________________            Email Address:_____________________

Servicer Loan No.	Servicer Name	Servicer Address

WELLS FARGO BANK, N.A. Loan No._____________________________

Borrower's Name:________________________________________________________

Property Address:________________________________________________________________

Liquidation and Acquisition Expenses:

(1)

Actual Unpaid Principal Balance of Mortgage Loan

$ ______________

(1)

(2)

Interest accrued at Net Rate

 ________________

(2)

(3)

Accrued Servicing Fees

 ________________

(3)

(4)

Attorney's Fees

 ________________

(4)

(5)

Taxes

 ________________

(5)

(6)

Property Maintenance

 ________________

(6)

(7)

MI/Hazard Insurance Premiums

 ________________

(7)

(8)

Utility Expenses

 ________________

(8)

(9)

Appraisal/BPO

 ________________

(9)

(10)

Property Inspections

 ________________

(10)

(11)

FC Costs/Other Legal Expenses

 ________________

(11)

(12)

Other (itemize)

$________________

(12)

Cash for Keys__________________________

 ________________

HOA/Condo Fees_______________________

 ________________

______________________________________

 ________________

______________________________________

 ________________

Total Expenses

$ _______________

(13)

Credits:

(14)

Escrow Balance

$ _______________

(14)

(15)

HIP Refund

________________

(15)

(16)

Rental Receipts

________________

(16)

(17)

Hazard Loss Proceeds

________________

(17)

(18)

Primary Mortgage Insurance Proceeds

________________

(18)

(19)

Pool Insurance Proceeds

________________

(19)

(20)

Proceeds from Sale of Acquired Property

________________

(20)

(21)

Other (itemize)

________________

(21)

_________________________________________

_________________

_________________________________________

_________________

Total Credits

$________________

(22)

Total Realized Loss (or Amount of Gain)

$________________

(23)

EXHIBIT FIVE

Exhibit 14 and Exhibit 15 to Purchase Agreement

FORM OF ANNUAL CERTIFICATION

Re:

The [

] agreement dated as of [

l, 200[ ] (the “Agreement”), among [IDENTIFY PARTIES]

I, _____________________________________, the _______________________ of [NAME OF COMPANY] and, in such capacity, the officer in charge of the Company’s responsibility on Exhibit 15 to the Agreement.  I hereby certify to [the Purchaser], [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the “Compliance Statement”), the report on assessment of the Company’s compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the “Servicing Criteria”), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Item 1122 of Regulation AB (the “Servicing Assessment”), the registered public accounting firm’s attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the “Attestation Report”), and all other data, servicing reports, officer’s certificates and other information relating to the performance of the Company under the terms of the Agreement and the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee] pursuant to the Agreement (collectively, the “Company Servicing Information”);

Based on my knowledge, the reports and information comprising the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading as of the period covered by, or the date of such reports or information or the date of this certification;

Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee];

I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement; and

The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer or Subcontractor pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer]. The Servicing Assessment and the Attestation Report cover all items of the servicing criteria identified on Exhibit 15 to the Agreement as applicable to the Company.  Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports. The following material instances of noncompliance identified in the Servicing Assessment and the Attestation Report relate to the performance or obligations of the Company under the Agreement: ____________ (if none, state “None.”)

Date: _________________________

By: _______________________________
Name:
Title:

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by [the Company] [Name of Subservicer] shall address, at a minimum, the criteria identified as below as “Applicable Servicing Criteria”:

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
General Servicing Considerations

1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the Mortgage Loans are maintained.	X
1122(d)(1)(iv)

A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

X
Cash Collection and Administration
1122(d)(2)(i)

Payments on Mortgage Loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X
1122(d)(2)(iii)

Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

X
1122(d)(2)(iv)

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

X
1122(d)(2)(v)

Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)

Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 45 (or to the extent reasonably required by the Purchaser 30) calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

X
Investor Remittances and Reporting
1122(d)(3)(i)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of Mortgage Loans serviced by the Servicer.

X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on Mortgage Loans is maintained as required by the transaction agreements or related Mortgage Loan documents.	X
1122(d)(4)(ii)	Mortgage Loan and related documents are safeguarded as required by the transaction agreements.	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X
1122(d)(4)(iv)

Payments on Mortgage Loans, including any payoffs, made in accordance with the related Mortgage Loan documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related Mortgage Loan documents.

X
1122(d)(4)(v)	The Servicer’s records regarding the Mortgage Loans agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)

Changes with respect to the terms or status of an obligor’s Mortgage Loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

X
1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

X
1122(d)(4)(viii)

Records documenting collection efforts are maintained during the period a Mortgage Loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent Mortgage Loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for Mortgage Loans with variable rates are computed based on the related mortgage loan documents.	X
1122(d)(4)(x)

Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and applicable laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related Mortgage Loans, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xi)

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xii)

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

X
1122(d)(4)(xiii)

Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.	X